First Quarter 2025 Corporate Update May 7, 2025

Forward-Looking Statements This press release contains forward-looking statements, including statements about the continued execution of PureCycle’s business plan, the expected results of tests and trials, the expected timing of commercial sales, and planned future updates. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements generally relate to future events or PureCycle’s future financial or operating performance and may refer to projections and forecasts. Forward-looking statements are often identified by future or conditional words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions (or the negative versions of such words or expressions), but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements are based on the current expectations of PureCycle’s management and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of this press release. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in each of PureCycle’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed contemporaneously with this presentation and PureCycle’s Quarterly Reports on Form 10-Q for various quarterly periods, those discussed and identified in other public filings made with the Securities and Exchange Commission by PureCycle and the following: PCT's ability to obtain funding for its operations and future growth and to continue as a going concern; PCT's ability to meet, and to continue to meet, applicable regulatory requirements for the use of PCT’s PureFive™ resin in food grade applications (including in the United States, Europe, Asia and other future international locations); PCT's ability to comply on an ongoing basis with the numerous regulatory requirements applicable to the PureFive™ resin and PCT’s facilities (including in the United States, Europe, Asia and other future international locations); expectations and changes regarding PCT’s strategies and future financial performance, including its future business plans, expansion plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and PCT’s ability to invest in growth initiatives; the ability of PCT’s first commercial-scale recycling facility, the Ironton Facility, to be appropriately certified by Leidos, following certain performance and other tests, and commence full-scale commercial operations in a timely and cost-effective manner, or at all; PCT’s ability to meet, and to continue to meet, the requirements imposed upon it and its subsidiaries by the funding for its operations, including the funding for the Ironton Facility; PCT’s ability to minimize or eliminate the many hazards and operational risks at its manufacturing facilities that can result in potential injury to individuals, disrupt its business (including interruptions or disruptions in operations at its facilities), and subject PCT to liability and increased costs; PCT’s ability to obtain the necessary funding with respect to, and complete the construction of its first U.S. multi-line facility, located in Augusta, Georgia and its first commercial-scale European plant located in Antwerp, Belgium, as well as other projects to facilitate growth in a timely and cost-effective manner; PCT’s ability to establish, sort and process polypropylene plastic waste at its plastic waste prep facilities; PCT’s ability to maintain exclusivity under The Procter & Gamble Company license; the implementation, market acceptance and success of PCT’s business model and growth strategy; the success or profitability of PCT’s offtake arrangements; the potential impact of economic, business, and/or competitive factors, including interest rates, availability of capital, economic cycles, and other macro-economic impacts (such as tariffs); changes in the prices and availability of materials (such as steel and other materials needed for the construction of future PreP and purification facilities), including those changes caused by inflation, tariffs and supply chain conditions, such as increased transportation costs, and our ability to obtain such materials in a timely and cost-effective manner; the ability to source feedstock with a high polypropylene content at a reasonable cost; PCT’s future capital requirements and sources and uses of cash; developments and projections relating to PCT’s competitors and industry; the outcome of any legal or regulatory proceedings to which PCT is, or may become, a party including the securities class action and putative class action cases; geopolitical risk and changes in applicable laws or regulations; the possibility that PCT may be adversely affected by other economic, business, and/or competitive factors, including interest rates, availability of capital, economic cycles, and other macro-economic impacts; turnover or increases in employees and employee-related costs and changes in the availability of labor (including labor shortages); changes in the prices and availability of materials, including those changes caused by inflation and supply chain conditions, such as increased transportation costs, and PCT’s ability to obtain materials in a timely and cost-effective manner; any business disruptions due to political or economic instability, pandemics, armed hostilities (including the ongoing conflict between Russia and Ukraine and the conflict in the Middle East); the potential impact of climate change on PCT, including physical and transition risks, higher regulatory and compliance costs, reputational risks, and availability of capital on attractive terms; and operational risk. PCT undertakes no obligation to update any forward-looking statements made in this presentation to reflect events or circumstances after the date of this presentation or to reflect new information or the occurrence of unanticipated events, except as required by law. Should one or more of these risks or uncertainties materialize or should any of the assumptions made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. You should not rely upon forward-looking statements as predictions of future events.

PCT Highlights Commercial Expanded into fiber market with two new technology qualifications and subsequent sales to multiple new customers First successful industrial trials in dairy cup thermoforming with a large converter Early BOPP film trial successes in Europe and Asia Customer application trials are on track with more than 30 in various stages of progress Continued to advance through the qualification process with P&G; both parties continue to look for additional applications Operations Achieved 87% onstream time in April and produced pellets every day of the month Reliability and quality metrics continue to improve quarter over quarter Finance Reported first quarter revenue of ~$1.6MM Raised ~$27MM from revenue bond sales in March and April Raised ~$33MM from the issuance of common stock in February Overview Commercial Operations Finance

Full Line of Commercial Products Industrial Trials Overview Commercial Operations Finance Subsequent Brand Description Percent PCT MFR PureFive Ultra™ is PureCycle’s flagship brand that offers customers a drop-in replacement for virgin polypropylene PureFive Choice™ offers our customers the opportunity to modify the polymer to their needs. Also available in bright white. 100% 30-98% Product Applications 10-15 Various All Applications Film, fiber, automotive, consumer durables, caps & closures, etc.

Active Trials and Pipeline Continues to Grow

2023 North American Polypropylene Volume
billions of lbs

11+ Billion

Volume	Category	Market	End Markets	Active Application Trials	Successful Applications	Approx Potential Volume For Applications In Trial (MM lbs.) Active Trials/Pending Trials
~6	FDA	Rigid Packaging	• Foodservice Packaging • Food Retail Packaging • Personal Care / Cosmetics • Home Care	• 4 Pilot Trials • 13 Industrial Trials	✓ Food Packaging ✓ Personal Care / Cosmetics ✓ Home Care	305/490
		Flexible Packaging	• Snack Food • Tapes	• 2 Pilot Trials • 1 Industrial Trial	✓ BOPP ✓ Cast Film	100/900
		Nonwoven Fibers	• Hygiene and Filtration • Staple Fiber	• 2 Industrial Trials • 1 Ramp up	✓ Automotive Staple Fiber	70/150
~5	Non-FDA	Other Fibers	• Textile Filaments • Non-Textile Filaments	• 2 Industrial Trials • 2 Ramp up	✓ Textile Filaments	75/200
		Automotive / Compounding	• Exterior Vehicle Trim • Interior Vehicle Trim	• 2 Pilot Trials • 2 Industrial Trial	✓ Exterior Vehicle Trim	45/250
		Consumer / Institutional	• Durable Housewares • Furniture	• 1 Pilot Trial • 4 Industrial Trials	✓ Durable Housewares ✓ Furniture	15/40

Strong Pipeline of Neat & Compounded Sales	33 Active Trials 55 Pending Trials	~300-550 Million ~1.25-2.25 Billion

PURECYCLE
Overview | Commercial | Operations | Finance
5

Film Market Provides an Exciting Opportunity

Roadmap to Market Validation

Developed the resin formula → Passed analytical lab tests → Passed lab-scale stretch test → Scheduling BOPP line test

- Significant unsolved sustainability challenges with single-use products such as food & candy wrappers, beverage labeling, and adhesive tapes
- BOPP is the dominant flexible packaging segment with ~30 billion pounds of global annual demand
- Film is one of the least penetrated markets for recycled material due to challenging mechanical property requirements
- Closely collaborating with Brückner, preeminent BOPP equipment manufacturer, to test resins
- Progress on film trials could contribute to sales in 2H 2025


100% Virgin PP (Reference)
PureFive Choice™ @15%
PureFive Choice™ @50%
BRÜCKNER MASCHINENBAU

PURECYCLE
Overview | Commercial | Operations | Finance | 6

Successful Brückner Stretch Test with PureFive Choice™ Resin from Ironton


Before Stretch

Achievements

- ✓ Ultra clear and transparent
- ✓ Can be stretched up to 9x
- ✓ No tearing during test
- ✓ Drop-in replacement for virgin
- ✓ Odorless

"We have extensively studied recycled polypropylene over the past five years, and through the initial tests, PureCycle's PureFive Choice™ resin has performed better than anything we've seen before. We believe this could be the breakthrough the industry needs to close the loop on BOPP film."

- Brückner Maschinenbau GmbH CSO Markus Gschwandtner

PURECYCLE Overview Commercial Operations Finance 7

PureCycle Manufacturing Update

Max Feed Rate Achieved to Date (klbs./hr.) vs Best Monthly Avg Onstream % to Date



Nameplate Rate 14.2*
8.0
8.0
10.0
10.0
12.5
12.5
21%
87%
Q1 24
Q2
Q3
Q4
Q1 25
Q2
Rate
Onstream

* Nameplate rate of 14.2 assumes 90% onstream and 5% contamination in the feedstock

Production Update

- Ironton produced 4.3MM lbs. of resin in Q1 and currently hold ~14MM lbs. of inventory
- Our path to nameplate capacity is improving – ran 87% onstream in April, pellets produced every day
- Reliability is improving and the severity of issues has markedly reduced
- Aligning plant operations to meet specific sales requirements
- Integrative operations are providing increased flexibility and ability to lower feedstock costs
- Currently building inventory for specific market segments including fiber, film & white

PURECYCLE Overview Commercial Operations Finance 8

Growth Plans Expect to Drive Meaningful Efficiency Gains

- Ironton technology learnings driving potential for higher capacity facilities
- Cost improvements achieved at Ironton should accelerate at higher capacities
- Integrated engineering changes scale to meaningful improvements in CapEx efficiency

	Ironton	Gen 1	Gen 2
Nameplate Capacity	107MM pounds	130MM pounds	200-500MM pounds
CapEx / Pound	~$3.41	$2.00-3.00	$1.50-2.50
OpEx / Pound	~$0.40	↓	↓↓
EBITDA/Pound Target	$0.50+	$0.60+	$0.70+
Commissioning Target	2023	2027	2028 & Beyond

Note: Reflects current preliminary estimates. While the Company has performed preliminary analysis of potential designs and anticipated costs, final estimates will be based on additional engineering analysis. and excludes consideration of inflation or tariffs

PURECYCLE
Overview Commercial Operations Finance
9

Q1 2025 Cash Update Unrestricted Cash Use Highlights (in MM): ($2.4) transferred to restricted cash for Augusta escrow for long-lead equipment ($11.7) Ironton operations and maintenance ($8.6) Augusta and PreP, net ($5.0) general corp (non-payroll), legal and professional fees, insurance and other services ($9.2) payroll and benefits Capital Market Activities (in MM): $33.0 from the issuance of ~4.1M shares of common stock in a private placement $16.4 net proceeds from bond sales $5.4 from the exercise of certain warrants Summary of Cash Changes Overview Operations Market Finance (in MM) Dec. 31, 2024 Mar. 31, 2025 change Unrestricted Cash $15.7 $22.5 $6.8 Restricted Cash $25.8 $15.0 $(10.8) Total $41.5 $37.5 $(4.0)

First Quarter 2025 Corporate Update May 7, 2025